THE ADVISORS' INNER CIRCLE FUND II

                         AMENDED AND RESTATED RULE 18F-3
                        MULTIPLE CLASS PLAN (THE "PLAN")

                                   AUGUST 2005


The Advisors' Inner Circle Fund II (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each, a "Fund," and together, the "Funds").

A.    ATTRIBUTES OF SHARE CLASSES

      1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a "Certificate") as each such Certificate is attached as Exhibits hereto.

      2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.    EXPENSE ALLOCATIONS

      1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and (iii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

      2. Non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.    AMENDMENT OF PLAN; PERIODIC REVIEW

      1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits hereto) any new class of shares approved by the Board of Trustees.

      2. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A

                         Hancock Horizon Family of Funds

------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
                                                                                     INSTITUTIONAL
                                TRUST CLASS      CLASS A     CLASS C    CLASS D          SWEEP         INSTITUTIONAL
MONEY MARKET FUNDS                 SHARES        SHARES      SHARES     SHARES       CLASS SHARES       CLASS SHARES
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Treasury Securities Money
Market Fund                          X             X                                       X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Prime Money Market Fund                                                                                      X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------

------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
                                                                                     INSTITUTIONAL
NON-MONEY                       TRUST CLASS    CLASS A     CLASS C     CLASS D    SWEEP CLASS SHARES   INSTITUTIONAL
MARKET FUNDS                       SHARES        SHARES      SHARES     SHARES                          CLASS SHARES
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Strategic Income Bond Fund           X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Value Fund                           X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Growth Fund                          X             X           X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------
Burkenroad Fund                                    X                       X
------------------------------ --------------- ----------- ----------- ---------- -------------------- ---------------

                                   SCHEDULE B

                           Reaves Select Research Fund

---------------------------------------- --------------------------------- ----------------------------------------

                                              INVESTOR CLASS SHARES              INSTITUTIONAL CLASS SHARES
---------------------------------------- --------------------------------- ----------------------------------------
Reaves Select Research Fund                             X                                     X
---------------------------------------- --------------------------------- ----------------------------------------

                                   SCHEDULE C

                                 Champlain Funds

---------------------------------------- --------------------------------- ----------------------------------------

                                               INSTITUTIONAL SHARES                    ADVISOR SHARES
---------------------------------------- --------------------------------- ----------------------------------------
Champlain Small Company Fund                            X                                     X
---------------------------------------- --------------------------------- ----------------------------------------
Champlain Mid Cap Fund                                                                        X
---------------------------------------- --------------------------------- ----------------------------------------

                                   SCHEDULE D

                       UCM Institutional Money Market Fund

------------------------------------------------------- -----------------------------------------------------
                                                                        INSTITUTIONAL SHARES
------------------------------------------------------- -----------------------------------------------------
UCM Institutional Money Market Fund                                              X
------------------------------------------------------- -----------------------------------------------------

                                   SCHEDULE E

                         Perimeter Small Cap Growth Fund

------------------------------------------------------ --------------------------- -------------------------

                                                         INVESTOR CLASS SHARES             I SHARES
------------------------------------------------------ --------------------------- -------------------------
Perimeter Small Cap Growth Fund                                    X                          X
------------------------------------------------------ --------------------------- -------------------------

                                   SCHEDULE F

                         Aberdeen Emerging Markets Fund

---------------------------------------------- -------------------------------- -----------------------------------

                                                 INSTITUTIONAL CLASS SHARES            ADVISOR CLASS SHARES
---------------------------------------------- -------------------------------- -----------------------------------
Aberdeen Emerging Markets Fund                                X                                 X
---------------------------------------------- -------------------------------- -----------------------------------

                                   SCHEDULE G

                                SmartGrowth Funds

------------------------------------------------ ------------------------------ -----------------------------------

                                                  INSTITUTIONAL CLASS SHARES              CLASS A SHARES
------------------------------------------------ ------------------------------ -----------------------------------
SmartGrowth ETF Lipper Optimal Growth Index                    X                                X
Fund
------------------------------------------------ ------------------------------ -----------------------------------
SmartGrowth ETF Lipper Optimal Moderate Index                  X                                X
Fund
------------------------------------------------ ------------------------------ -----------------------------------
SmartGrowth ETF Lipper Optimal Conservative                    X                                X
Index Fund
------------------------------------------------ ------------------------------ -----------------------------------

                                   SCHEDULE H

                                MutualHedge Funds

------------------------------------------------------ ------------------ -------------------- -------------------------

                                                        CLASS A SHARES      CLASS C SHARES       INSTITUTIONAL CLASS
                                                                                                        SHARES
------------------------------------------------------ ------------------ -------------------- -------------------------
MutualHedge Equity Long-Short Legends Fund                     X                   X
------------------------------------------------------ ------------------ -------------------- -------------------------
MutualHedge Event Driven Legends                               X                   X
------------------------------------------------------ ------------------ -------------------- -------------------------
MutualHedge Quantitative Trading Legends Fund                  X                   X
------------------------------------------------------ ------------------ -------------------- -------------------------
MutualHedge Institutional Global Arbitrage Fund                                                           X
------------------------------------------------------ ------------------ -------------------- -------------------------
MutualHedge Institutional Multi-Strategy Fund                                                             X
------------------------------------------------------ ------------------ -------------------- -------------------------

                                   SCHEDULE I

                                 GRT Value Fund

------------------------------------------------------ --------------------------------

                                                            ADVISOR CLASS SHARES
------------------------------------------------------ --------------------------------
GRT Value Fund                                                        X
------------------------------------------------------ --------------------------------

                                   SCHEDULE J

                                   Frost Funds

------------------------------------------------------ ------------------ -------------------------

                                                        CLASS A SHARES      INSTITUTIONAL CLASS
                                                                                   SHARES
------------------------------------------------------ ------------------ -------------------------
Frost Core Growth Equity Fund                                  X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Dividend Value Equity Fund                               X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                 X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Hoover Small-Mid Cap Equity Fund                         X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Strategic Balanced Fund                                  X                     X
------------------------------------------------------ ------------------ -------------------------
Frost International Equity Fund                                X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Low Duration Bond Fund                                   X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Total Return Bond Fund                                   X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Municipal Bond Fund                                      X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Low Duration Municipal Bond Fund                         X                     X
------------------------------------------------------ ------------------ -------------------------
Frost Kempner Treasury and Income Fund                         X                     X
------------------------------------------------------ ------------------ -------------------------
Frost LKCM Multi-Cap Equity Fund                               X                     X
------------------------------------------------------ ------------------ -------------------------
Frost LKCM Small-Mid Cap Equity Fund                           X                     X
------------------------------------------------------ ------------------ -------------------------

                                                                       EXHIBIT A


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                               Trust Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Trust Class Shares ("Trust Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS
             Trust Class Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Trust Shares of each Fund may be exchanged for Trust Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Trust Shares will have one vote for each full Trust Share held and a fractional vote for each fractional Trust Share held. Shareholders of Trust Share will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Trust Shares (such as a distribution plan or service agreement relating to Trust Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Trust Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Trust Shares do not have a conversion feature.

                                                                       EXHIBIT B


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class A Shares may be sold with a load or sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A Shares. The distributor will use its fee for expenses associated with the promotion and sale of each Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.           ELIGIBILITY OF PURCHASERS

             Class A Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class A Shares may be exchanged for Class A Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Class A Shares do not have a conversion feature.

                                                                       EXHIBIT C


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class C Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class C Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.75% of each Fund's average daily net assets attributable to the Class C Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class C Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.           ELIGIBILITY OF PURCHASERS

             Class C Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class C Shares may be exchanged for Class C Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Class C Shares will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Shareholders of Class C Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to the Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class C Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Class C Shares do not have a conversion feature.

                                                                       EXHIBIT D

                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                        Institutional Sweep Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Institutional Sweep Class Shares ("Institutional Sweep Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. Institutional Sweep Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholder services plan).

2.           ELIGIBILITY OF PURCHASERS

             Institutional Sweep Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Sweep Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Sweep Shares will have one vote for each full Institutional Sweep Share held and a fractional vote for each fractional Institutional Sweep Share held. Shareholders of Institutional Sweep Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Institutional Sweep Shares (such as a distribution plan or service agreement relating to the Institutional Sweep Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Sweep Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Sweep Shares do not have a conversion feature.

                                                                       EXHIBIT E


                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class D Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Class D Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class D Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class D Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).


2.           ELIGIBILITY OF PURCHASERS

             Class D Shares are available to individual and institutional investors and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class D Shares of each Fund may be exchanged for Class D Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Class D Shares will have one vote for each full Class D Share held and a fractional vote for each fractional Class D Share held. Shareholders of Class D Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class D Shares (such as a distribution plan or service agreement relating to Class D Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of the Class D Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Class D Shares do not have a conversion feature.

                                                                       EXHIBIT F

                         HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to institutional investors investing for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT G

                           REAVES SELECT RESEARCH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              Investor Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Investor Class Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           ELIGIBILITY OF PURCHASERS

             Investor Class Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Investor Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to Investor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Investor Class Shares do not have a conversion feature.

                                                                       EXHIBIT H


                           REAVES SELECT RESEARCH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to individual and retail investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT I

                                 CHAMPLAIN FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                              Institutional Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT J

                                 CHAMPLAIN FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Advisor Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Advisor Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

2.           ELIGIBILITY OF PURCHASERS

             Advisor Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Advisor Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Advisor Shares will have one vote for each full Advisor Share held and a fractional vote for each fractional Advisor Share held. Shareholders of Advisor Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Shares (such as a distribution plan or service agreement relating to Advisor Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Advisor Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Advisor Shares do not have a conversion feature.

                                                                       EXHIBIT K

                       UCM INSTITUTIONAL MONEY MARKET FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              Institutional Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Shares are available to certain individual investors and institutional investors investing for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT L

                         PERIMETER SMALL CAP GROWTH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                                    I Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             I Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             I Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             I Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of I Shares will have one vote for each full I Share held and a fractional vote for each fractional I Share held. Shareholders of I Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to I Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of I Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             I Shares do not have a conversion feature.

                                                                       EXHIBIT M

                         PERIMETER SMALL CAP GROWTH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              Investor Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Investor Class Shares are sold without a load or sales charge and are not subject to Rule 12b-1 fee. Investor Class Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholders services plan).

2.           ELIGIBILITY OF PURCHASERS

             Investor Class Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Investor Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to Investor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Investor Class Shares do not have a conversion feature.

                                                                       EXHIBIT N

                         ABERDEEN EMERGING MARKETS FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT O

                         ABERDEEN EMERGING MARKETS FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              Advisor Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Advisor Class Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Advisor Class Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Advisor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Advisor Class Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).


2.           ELIGIBILITY OF PURCHASERS

             Advisor Class Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Advisor Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Advisor Class Shares will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Shareholders of Advisor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Class Shares (such as a distribution plan or service agreement relating to Advisor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Advisor Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Advisor Class Shares do not have a conversion feature.

                                                                       EXHIBIT P

                                SMARTGROWTH FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other SmartGrowth Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT Q

                                SMARTGROWTH FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class A Shares may be sold without a load or sales charge (as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds'Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).


2.           ELIGIBILITY OF PURCHASERS

             Class A Shares are available to individual and retail investors, and may require a minimum investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class A Shares of each Fund may be exchanged for Class A Shares of each other SmartGrowth Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           CONVERSION RIGHTS

             Class A Shares do not have a conversion feature.

                                                                       EXHIBIT R

                                MUTUALHEDGE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other MutualHedge Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT S

                                MUTUALHEDGE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class A Shares may be sold with a load or sales charge (as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each fund will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.           ELIGIBILITY OF PURCHASERS

             Class A Shares are available to individual and retail investors, and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class A Shares of each Fund may be exchanged for Class A of each other MutualHedge Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           CONVERSION RIGHTS

             Class A Shares do not have a conversion feature.

                                                                       EXHIBIT T

                                MUTUALHEDGE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class C Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class C Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Class C Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class C Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class C Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.           ELIGIBILITY OF PURCHASERS

             Class C Shares are available to individual and retail investors, and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class C Shares of each Fund may be exchanged for Class C of each other MutualHedge Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each Class C shareholder will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Class C shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class C shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           CONVERSION RIGHTS

             Class C Shares do not have a conversion feature.

                                                                       EXHIBIT U

                                 GRT VALUE FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              Advisor Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Advisor Class Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Advisor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Advisor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.


2.           ELIGIBILITY OF PURCHASERS

             Advisor Class Shares are available to individual and retail investors, and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Advisor Class Shares do not currently have an exchange privilege.

4.           VOTING RIGHTS

             Each shareholder of Advisor Class Shares will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Shareholders of Advisor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Class Shares (such as a distribution plan or service agreement relating to Advisor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Advisor Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Advisor Class Shares do not have a conversion feature.

                                                                       EXHIBIT V

                                   FROST FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

             Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           ELIGIBILITY OF PURCHASERS

             Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.           CONVERSION RIGHTS

             Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT W

                                   FROST FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares


1.           CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

             Class A Shares may be sold with a load or sales charge (as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each fund will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           ELIGIBILITY OF PURCHASERS

             Class A Shares are available to individual and retail investors, and may require a minimum initial investment (as described in the prospectus).

3.           EXCHANGE PRIVILEGES

             Class A Shares of each Fund may be exchanged for Class A Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           VOTING RIGHTS

             Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           CONVERSION RIGHTS

             Class A Shares do not have a conversion feature.